Exhibit 10.2
SECOND AMENDMENT TO OFFICE LEASE
This SECOND AMENDMENT TO OFFICE LEASE ("Second Amendment") is made and entered into as of April 22, 2022 (the “Effective Date”), by and between KILROY REALTY, L.P., a Delaware limited partnership ("Landlord"), and DERMTECH, INC., a Delaware corporation ("Tenant").
R E C I T A L S :
A.    Landlord and Tenant are parties to the Office Lease dated July 1, 2021 (the "Original Lease"), as amended by that certain First Amendment to Office Lease dated April 22, 2022 (the “First Amendment,” and together with the Original Lease, the “Lease”), whereby Tenant leases 95,997 rentable (76,012 usable) square feet of space ("Existing Premises") consisting of the entire office building located at 12340 El Camino Real, San Diego, California 92130 ("Building").
B.    Tenant desires to expand the Existing Premises to include that certain space consisting of 14,085 rentable (and usable) square feet of space which is currently the executive parking level of the parking facilities serving the Building (the "Expansion Premises"), as delineated on Exhibit A attached hereto and made a part hereof, and to make other modifications to the Lease, and in connection therewith, Landlord and Tenant desire to amend the Lease as hereinafter provided.
A G R E E M E N T :
NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Capitalized Terms. All capitalized terms when used herein shall have the same meaning as is given such terms in the Lease unless expressly superseded by the terms of this Second Amendment.
2.Modification of Premises. Effective as of the Expansion Possession Date (defined below) (such date is also the "Expansion Commencement Date") Tenant shall lease from Landlord and Landlord shall lease to Tenant the Expansion Premises. The date of Landlord's tendering of possession of the Expansion Premises to Tenant following the Substantial Completion of the Expansion Improvements (as defined in the Work Letter) shall be the "Expansion Possession Date". If for any reason, Landlord is delayed in tendering possession of the Expansion Premises to Tenant by any particular date (including, without limitation, on account of any present tenant or occupant of the Premises not vacating the Premises), Landlord shall not be subject to any Losses for such failure, and the validity of the Lease shall not be impaired. Consequently, effective upon the Expansion Commencement Date, the Existing Premises shall be increased to include the Expansion Premises. Landlord and Tenant hereby acknowledge that such addition of the Expansion Premises to the Existing Premises shall, effective as of the Expansion Commencement Date, increase the size of the Premises to 110,082 rentable (and usable) square feet. The Existing Premises and the Expansion Premises may hereinafter collectively be referred to as the "Premises."
3.Expansion Term; Extension Options. The term of Tenant's lease of the Expansion Premises (the "Expansion Term") shall commence on the Expansion Commencement Date and shall expire coterminously with Tenant's Lease of the Existing

4883-5609-3194.6 377185.00018/U58er IniA/gjn/gjn	[Second Amendment] [DermTech, Inc.]

Premises on the Lease Expiration Date, unless sooner terminated as provided in the Lease, as hereby amended. As of the date of this Second Amendment, Tenant’s Extension Options set forth in Section 2.2 and Exhibit G of the Original Lease shall apply to the entire Premises only (i.e., Tenant must exercise the same with respect to the Existing Premises and the Expansion Premises).
4.Base Rent.
4.1.Existing Premises. Notwithstanding anything to the contrary in the Lease, as hereby amended, Tenant shall continue to pay Base Rent for the Existing Premises in accordance with the terms of the Lease.
4.2.Expansion Premises. Commencing on the Expansion Commencement Date and continuing throughout the Expansion Term, Tenant shall pay to Landlord monthly installments of Base Rent for the Expansion Premises as follows (which amounts include the Additional Monthly Base Rent for the Expansion Premises as Tenant has elected to utilize the Additional Expansion Improvement Allowance pursuant to the terms of Section 10 below and Section 3.3 of the Tenant Work Letter attached to this Second Amendment), and otherwise in accordance with the terms of the Lease:

Period During Expansion Term	Monthly Installment of Base Rent
Expansion Commencement Date – Month 12 thereafter	$41,507.56
Months 13 - 24	$80,382.16
Months 25 - 36	$82,668.15
Months 37 – 48	$85,022.73
Months 49 – 60	$87,447.94
Months 61 – 72	$89,945.91
Months 73 – 84	$92,518.82
Months 85 – 96	$95,168.91
Months 97 – 108	$97,898.51
Months 109 – 120	$100,710.00
Months 121 – Lease Expiration Date	$103,605.83

Concurrent with Tenant’s execution of this Second Amendment, Tenant shall pay to Landlord the Base Rent payable for the Expansion Premises for the first full month of the Expansion Term.
5.Tenant's Share of Direct Expenses.
5.1.Existing Premises. Tenant shall pay Tenant's Share of Direct Expenses in connection with the Existing Premises in accordance with the terms of the Lease, provided that effective as of the Expansion Commencement Date, notwithstanding Section 6 of the Summary attached to the Original Lease, Tenant’s Share for each Phase of the Existing Premises shall be as follows:
(a)Tenant’s Share for Phase I: 9.2586% of the Building and 5.5833% of the Project.
(b)Tenant’s Share for Phase II: 26.6683% and 16.0821%% of the Project.
(c)Tenant’s Share for Phase III: 31.3294% and 18.8929% of the Project.
(d)Tenant’s Share for Phase IV: 19.9488% and 12.0299% of the Project.
5.1.Expansion Premises. Commencing on the Expansion Commencement Date, Tenant shall pay Tenant's Share of Direct Expenses in connection with the Expansion Premises in accordance with the terms of the Lease, provided that with respect to the calculation of Tenant's Share of Direct Expenses in connection with the Expansion Premises, the following shall apply:
5.2.1 Tenant's Share for the Expansion Premises shall equal 12.7950% of the Building and 7.7159% of the Project; and
5.2.2 the Base Year shall be the calendar year 2022; provided, however, electricity is separately metered and directly paid by Tenant to the applicable utility provider or, at Landlord's option, to Landlord.
When the Lease Commencement Date has occurred as to the Entire Premises (including the Expansion Premises) Tenant’s Share shall equal 100% of the Building, and 60.31% of the Project.
6.Expansion Improvements. Except as specifically set forth herein, Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Expansion Premises, and Tenant shall accept the Expansion Premises in its presently existing, "as-is" condition, provided that Landlord shall construct the improvements in the Expansion Premises pursuant to the terms of the Work Letter attached hereto as Exhibit B. Notwithstanding anything to the contrary herein, if the Condition Subsequent (defined below) is not satisfied and this Second Amendment is terminated pursuant to Section 13 below, then (i) Tenant shall not be responsible for, and shall not be obligated to reimburse Landlord for, any alterations or improvements made by Landlord to the Expansion Premises as of the Effective Date of this Amendment, and (ii) unless otherwise agreed to in writing between Landlord and Tenant, Landlord shall restore the Expansion Premises to its original condition as of the date of the Original Lease and Tenant shall reimburse Landlord for the actual, out-of-pocket costs incurred by Landlord to so restore the Expansion Premises as aforesaid, but only to the condition existing as of the Effective Date of this Second Amendment.

7.Broker. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Second Amendment other than Cushman & Wakefield (the "Broker"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Second Amendment. Each party agrees to indemnify and defend the other party against and hold the other party harmless from and against any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including, without limitation, reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent, other than the Broker, occurring by, through, or under the indemnifying party. The terms of this Section 7 shall survive the expiration or earlier termination of the term of the Lease, as hereby amended.
8.Parking. Effective as of the Expansion Commencement Date and continuing throughout the Expansion Term, in connection with Tenant's lease of the Expansion Premises the parking pass ratio set forth in Section 9 of the Summary attached to the Original Lease shall apply to the Expansion Premises (such passes, the "Expansion Parking Passes"). Except as set forth in this Section 8, Tenant shall lease the Expansion Parking Passes in accordance with the provisions of Article 28 of the Original Lease.
9.Letter of Credit. Landlord and Tenant acknowledge that, in accordance with the Lease Tenant has previously delivered an L-C in the amount of $3,023,905.50. Notwithstanding anything in the Lease to the contrary, within fourteen (14) days following the date of Tenant’s execution of this Second Amendment, Tenant shall provide an L-C (via delivery of a new L-C in such amount or an amendment to the existing L-C, which shall in either event be in a form reasonably acceptable to Landlord and in conformance with the terms of the Lease) in the total amount of $3,467,512.44 (the "New L-C"). In connection with the foregoing, the table in Section 21.3.1 of the Original Lease setting forth the reduction schedule for the L-C Amount shall be replaced with the following (provided that any reduction shall remain subject to the terms of such Section 21.3.1):

Date of Reduction	Amount of Reduction	Remaining L-C Amount
Third (3rd) anniversary of Phase III Commencement Date	$1,155,837.48	$2,311,674.96
Fifth (5th) anniversary of Phase III Commencement Date	$1,155,837.48	$1,155,837.48
10.Additional Expansion Improvement Allowance. Pursuant to the terms of Section 3.3 of the Work Letter attached to this Second Amendment, Tenant has the right to utilize the Additional Expansion Improvement Allowance in connection with Tenant’s performance of the Expansion Improvements. In connection with the foregoing, Tenant hereby elects to utilize the entirety of such Additional Expansion Improvement Allowance, and therefore Tenant shall pay the Additional Monthly Base Rent for the Expansion Premises and the Base Rent for the Expansion Premises shall be increased by the applicable Additional Monthly Rent for the Expansion Premises, which is $4,182.31. The Base Rent schedule with respect to the

Expansion Premises set forth in Section 4.2 above includes the Additional Monthly Base Rent with respect to the Expansion Premises and the Additional Expansion Improvement Allowance.
11.Statutory Disclosure and Related Terms. For purposes of Section 1938(a) of the California Civil Code, Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, that the Expansion Premises have not undergone inspection by a Certified Access Specialist (CASp).
12.Signatures. The parties hereto consent and agree that this Second Amendment may be signed and/or transmitted by facsimile, e-mail of a .pdf document or using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and that such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party’s handwritten signature. The parties further consent and agree that (1) to the extent a party signs this Second Amendment using electronic signature technology, by clicking “SIGN”, such party is signing this Second Amendment electronically, and (2) the electronic signatures appearing on this Second Amendment shall be treated, for purposes of validity, enforceability and admissibility, the same as handwritten signatures.
13.Effectiveness of this Second Amendment. Tenant hereby acknowledges that the Expansion Premises is currently the executive parking level of the Building parking facilities and therefore is currently usable for parking only. Accordingly, Landlord and Tenant hereby acknowledge and agree that, notwithstanding the full execution and delivery of this Second Amendment by Landlord and Tenant, this Second Amendment is expressly conditioned upon the receipt of all required approvals and permits from the applicable governmental authorities with respect to the conversion of the Expansion Premises from a parking area into occupiable space which can be used for the Permitted Use and included as part of the Premises (the “Condition Subsequent”). Landlord shall have no liability whatsoever to Tenant relating to or arising from Landlord’s inability or failure to cause all or any portion of the Condition Subsequent to be satisfied. Landlord shall promptly notify Tenant in writing upon the satisfaction of the Condition Subsequent. The Lease shall remain unmodified and in full force and effect unless and until such time as the Condition Subsequent is satisfied, provided that in the event the Condition Subsequent is not satisfied on or before the date which is nine (9) months following the Effective Date, then this Second Amendment shall be null and void and of no further force or effect, except with respect to the provisions of Section 6 above.
14.No Further Modification. Except as set forth in this Second Amendment, all of the terms and provisions of the Lease shall apply with respect to the Expansion Premises and shall remain unmodified and in full force and effect.
[signatures follow on next page]

IN WITNESS WHEREOF, this Second Amendment has been executed as of the day and year first above written.

"LANDLORD":
REALTY, L.P.,
a Delaware limited partnership
By:    Kilroy Realty Corporation,
a Maryland corporation
Its: General Partner
By:    /s/ Nelson Ackerly
Name:    Nelson Ackerly
Its:    Senior Vice President, Leasing Southern California
By:    /s/ Annie Caldwell
Name:    Annie Caldwell
Its:    Vice President, Leasing
"TENANT":
DERMTECH, INC.,
a Delaware corporation
By:    /s/ John Dobak
Name:    John Dobak, M.D.
Its:    CEO
By:    /s/ Kevin Sun
Name:    Kevin Sun
Its:    CFO

EXHIBIT A
OUTLINE OF EXPANSION PREMISES

4883-5609-3194.6 377185.00018/U58er IniA/gjn/gjn	EXHIBIT A -1-	[Second Amendment] [DermTech, Inc.]

EXHIBIT B
TENANT WORK LETTER
This Work Letter shall set forth the terms and conditions relating to the construction of the Expansion Improvements (as defined below). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Lease and this Second Amendment.
SECTION 1

POSSESSION
Except as specifically set forth in this Second Amendment, this Work Letter and the Lease, Landlord shall tender possession of the Expansion Premises to Tenant in its existing "as-is" condition in accordance with the timing and other terms and conditions set forth in the Lease and this Second Amendment.
SECTION 2

EXPANSION IMPROVEMENTS; CHANGE ORDERS
2.1    Expansion Improvements. Landlord has selected, and, Tenant has approved, C2 as the general contractor to construct the Expansion Improvements. Landlord shall cause the installation and/or construction of certain permanently affixed improvements in the Expansion Premises (the “Expansion Improvements”) as identified on the that certain set of architectural and engineering drawings prepared by Ware Malcomb, identified as Job No. SDG21-50330-00, and submitted for permitting on 11-15-2021 (the “Working Drawings”) (the first page of which is attached hereto as Schedule 1), which Working Drawings were based on the "Approved Pricing Plan" prepared by Ware Malcomb, identified as Job No. SDG21-5033-00, Sheet A05A, a copy of which is attached hereto as Schedule 2, which Approved Pricing Plan has been approved by Landlord and Tenant. Landlord and Tenant have approved the estimate for the total cost of the Expansion Improvements (which costs have been included in the aggregate estimated costs for the first (1st) and second (2nd) floors of the Premises (identified as Phase 3 therein) set forth in the document titled Project Detail Budget, Cost Proposal #1 with a revision date of 1/19/22, and which was signed by Landlord as of 1/19/22 and signed by Tenant as of 1/20/22 (the “Cost Estimate”), which Cost Estimate is attached hereto as Schedule 3. Tenant shall cooperate with Landlord, as necessary, in connection with the design and construction of the Expansion Improvements, including approving or disapproving any items that require Tenant's approval and providing necessary information, if any, promptly following Tenant's receipt of request therefor. Restoration and removal requirements with respect to the Improvements shall be governed by Article 8 of the Original Lease. Responsibility for costs relating the design and construction of the Expansion Improvements, as between Landlord and Tenant, shall be governed by Section 3 and the other provisions of this Work Letter.
2.2    Change Orders. The term "Change Order" shall mean any modification to the Approved Pricing Plan, Working Drawings and/or Expansion Improvements that are not a natural and logical extension of the improvements depicted on the Approved Pricing Plan, as the same may have been modified from time to time in accordance with this Work Letter, that in each instance are requested by Tenant and approved by Landlord, in Landlord's reasonable discretion. Tenant shall deliver written notice (a "Change Notice") to Landlord requesting Landlord's approval of any Change Order desired to be made by Tenant, which notice shall set forth in detail the Change Order requested by Tenant. In connection with any Change Orders that effect the exterior of the Building or can be seen from the exterior of the Building, Landlord

EXHIBIT B -1-

shall have the right to withhold its consent to any such Change Order in its sole and absolute discretion. Landlord shall, following its receipt of any Change Notice, either, in Landlord's reasonable discretion, (A) approve such requested Change Order, or (B) disapprove such requested Change Order. If Landlord approves of any Change Order request made by Tenant, Landlord shall provide Tenant with the estimated total cost of the Change Order (including, but not limited to, architectural and engineering fees, construction costs, applicable permit costs and the Change Fee) resulting from such Change Order. Tenant shall notify Landlord within three (3) days following receipt of the foregoing information from Landlord whether or not Tenant desires to implement the applicable Change Order. In the event any Change Orders are approved by Landlord and Tenant pursuant to the terms hereof, Landlord shall cause its architect and engineers to incorporate such Change Orders into the Working Drawings. Except as expressly set forth herein, any Change Orders approved by Landlord pursuant to the terms hereof shall otherwise be treated as Expansion Improvements for purposes of the Lease and this Work Letter.
SECTION 3

COSTS OF CONSTRUCTING EXPANSION IMPROVEMENTS
3.1    Expansion Improvement Allowance. Except as expressly provided in this Work Letter, the total costs and expenses incurred by Landlord in connection with the design and construction of the Expansion Improvements (inclusive of, but not limited to, architectural costs, engineering costs, general contractor costs, and the cost of all local and state filing fees, permits and approvals, if any, required to be obtained in order to perform and complete the Expansion Improvements) shall not exceed an aggregate amount equal to $1,760,625.00 (i.e., $125.00 per rentable square foot of the Expansion Premises) (the "Expansion Improvement Allowance"). In connection with the foregoing, Landlord hereby agrees that, subject to the Expansion Allowance Deadline, Tenant shall be entitled to use the Expansion Improvement Allowance towards the Improvements to be constructed in the Existing Premises, and in addition, subject to the applicable Allowance Deadlines set forth in the Lease, Tenant shall be entitled to use the Improvement Allowance towards the Expansion Improvements to be constructed in the Expansion Premises. If Landlord determines that the total cost of the Expansion Improvements (which shall include the "Coordination Fee", as defined below, as well as all design, construction, installation and other costs) will exceed the Expansion Improvement Allowance, then Tenant shall be solely responsible for all such excess costs which are over and above the Expansion Improvement Allowance (the "Over-Allowance Amount"). Tenant shall pay any Over-Allowance Amount to Landlord within ten (10) days after demand is made therefor by Landlord from time to time (including, at Landlord's election, prior to the commencement of construction of the Expansion Improvements). Any Over-Allowance Amount shall be disbursed by Landlord prior to any Landlord provided funds for the costs of construction of the Expansion Improvements. Tenant hereby acknowledges that Landlord shall be entitled to a fee (the "Coordination Fee") payable by Tenant in an amount equal to three percent (3%) of the Expansion Improvement Allowance, in consideration for Landlord's coordination and supervision of the performance of the Expansion Improvements, which Coordination Fee may be deducted from the Expansion Improvement Allowance to the extent funds are available. Notwithstanding any provision to the contrary contained in the Lease or this Work Letter, in no event shall Landlord be obligated to pay for (A) any moving costs or expenses related to Tenant's move-in or occupancy of the Expansion Premises, and/or (B) any costs or expenses associated with the purchase, installation or maintenance of any furniture (including, but not limited to, the cost of any reception desks, credenzas or chairs, whether identified on the Approved Pricing Plan or not), fixtures, equipment, art, cabling, audio/visual equipment, telecommunications systems, access controls, security systems and equipment, and/or signage related to Tenant's occupancy of the Expansion Premises (collectively, "Tenant's FF&E"). If the total costs of the Expansion Improvements do not exceed the Expansion Improvement Allowance, any remaining funds upon completion of the Expansion Improvements in accordance with the Working Drawings shall be

EXHIBIT B -2-

the sole and separate property of Landlord and Tenant shall have no right or claim thereto. Notwithstanding anything to the contrary contained in this Work Letter, Tenant shall not be entitled to any portion of the Expansion Improvement Allowance for which Tenant has not submitted a request for disbursement to Landlord in compliance with the requirements of Section 4.4 below on or before the date which is twelve (12) months following the Expansion Commencement Date (the "Expansion Allowance Deadline"), and any such remaining portion of the Expansion Improvement Allowance as of the Expansion Allowance Deadline shall remain with Landlord as its sole property.
3.2    Specified Excluded Costs. Notwithstanding anything to the contrary herein, the cost of the Expansion Improvements to be provided at Landlord’s sole expense shall include (and Tenant shall have no responsibility for and the Expansion Improvement Allowance shall not be used for) the following: (a) costs for improvements which are not shown on or described in the approved Working Drawings unless otherwise approved by Tenant; (b) costs incurred due to the presence of hazardous materials in the Expansion Premises or the surrounding area; (c) attorneys' fees incurred in connection with negotiation of construction contracts, and attorneys' fees, experts' fees and other costs in connection with disputes with third parties; (d) interest and other costs of financing construction costs; (e) costs incurred as a consequence of delay (unless to the extent the delay a delay resulting from an event of Force Majeure), construction defects or default by a contractor; (f) costs recoverable by Landlord upon account of warranties and insurance; (g) restoration costs in excess of insurance proceeds as a consequence of casualties; (h) penalties and late charges attributable to Landlord’s failure to pay construction costs; (i) any alterations required to comply with Applicable Law that are triggered by the fact that tenant improvements are being performed generally, as opposed to compliance work in the Building caused by the particular nature of the Expansion Improvements being constructed; (j) wages, labor and overhead for overtime and premium time unless otherwise agreed upon by the parties; (k) offsite management or other general overhead costs incurred by Landlord other than the Coordination Fee; and (m) construction costs in excess of the approved Cost Estimate, except for increases set forth in approved Change Orders.
3.3    Additional Improvement Allowance. Tenant has elected to utilize a one-time increase (the "Additional Expansion Improvement Allowance") of the Expansion Improvement Allowance in an amount equal to $352,125.00 (i.e., $25.00 per rentable square foot of the Expansion Premises), for the costs relating to the initial design and construction of the Expansion Improvements.  Accordingly, the monthly Base Rent for the Expansion Premises has been increased, as set forth in Section 4.2 of this Second Amendment Above, by an amount equal to $4,182.31 per month of the Expansion Term.  All references in this Work Letter to the "Expansion Improvement Allowance", shall be deemed to include the Additional Expansion Improvement Allowance (and accordingly the Expansion Allowance Deadline shall apply thereto).
SECTION 4

CONTRACTOR'S WARRANTIES AND GUARANTIES
Landlord shall obtain a standard one (1) year warranty from the Contractor covering the Expansion Improvements and shall use commercially reasonably efforts to enforce such warranty as to any defects in the Expansion Improvements identified by Tenant within the corresponding warranty period for the Expansion Improvements.

EXHIBIT B -3-

SECTION 5

TENANT'S AGENTS
Tenant hereby protects, defends, indemnifies and holds Landlord harmless for any loss, claims, damages or delays arising from the actions of any space planner, architect, vendor, contractor, subcontractor or consultant engaged by Tenant with respect to the Expansion Premises, if any.
SECTION 6

INTENTIONALLY OMITTED

SECTION 7

MISCELLANEOUS
7.1    Tenant's Entry into the Expansion Premises Prior to Substantial Completion. Provided that Tenant and its agents do not interfere with the construction of the Expansion Improvements, Tenant shall have reasonable access to the Expansion Premises commencing on the date that Landlord estimates is thirty (30) days prior to the Substantial Completion of the Expansion Improvements for the purpose of installing Tenant's FF&E (including Tenant's data and telephone equipment) in the Expansion Premises; provided that such early access shall not be provided until such time that Landlord has reasonably determined that the condition of the Expansion Premises is safe for entry by Tenant and its vendors and that Tenant's activities will not interfere the construction of the Expansion Improvements. Prior to Tenant's entry into the Expansion Premises as permitted by the terms of this Section 7.1, Tenant shall (i) submit a schedule to Landlord and Contractor, for their approval, which schedule shall detail the timing and purpose of Tenant's entry and (ii) deliver to Landlord the policies or certificates evidencing Tenant's insurance as required under the terms of Section 10.3 of the Lease. Tenant's indemnity set forth in Section 10.1 of the Original Lease shall apply during any such period of early entry by Tenant.
7.2    Tenant's Representative. Tenant has designated Kevin Sun, ksun@dermtech, 858-291-7512, as its sole representative with respect to the matters set forth in this Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Work Letter.
7.3    Landlord's Representative. Landlord has designated Robert Chambers (rchambers@kilroyrealty.com, 858.523.2217) as its sole representative with respect to the matters set forth in this Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Work Letter.
7.4    Tenant's Agents. All subcontractors, laborers, materialmen, and suppliers retained directly by Tenant (if any) shall all be union unless otherwise approved by Landlord. Further, Tenant shall not use (and upon notice from Landlord shall cease using) contractors, services, workmen, labor, materials or equipment that, in Landlord's reasonable judgment, would disturb labor harmony with the workforce or trades engaged in performing other work, labor or services at the Project.

EXHIBIT B -4-

7.5    Time is of the Essence. Time is of the essence under this Work Letter. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days.
7.6    Tenant's Default. Notwithstanding any provision to the contrary contained in the Lease or this Work Letter, if any default beyond applicable notice and cure periods by Tenant under the Lease or this Work Letter shall occur (including, without limitation, any failure by Tenant to timely fund any costs which are Tenant's responsibility hereunder), then, in addition to all other rights and remedies granted to Landlord pursuant to the Lease, (i) Landlord may, without any liability whatsoever, cause the cessation of construction of the Expansion Improvements until such time as such default is cured pursuant to the terms of the Lease (in which case, Tenant shall be responsible for any delay in the completion of the Expansion Improvements and any costs occasioned thereby) and (ii) at Landlord's sole election, Tenant shall no longer be entitled to any unfunded portion of the Expansion Improvement Allowance (if any) until such time as such default is cured pursuant to the terms of the Lease.
7.7    Electronic Notice and Approvals. Notwithstanding any provision to the contrary contained in the Lease or this Work Letter, Landlord and Tenant may transmit or otherwise deliver any of the notices and/or approvals required under this Work Letter via electronic mail to Tenant's and Landlord's respective representatives identified in Sections 7.2 and 7.3 of this Work Letter. The foregoing shall not preclude either party from sending any notices or approvals by any of the other means identified under the "Notices" provision of the Lease.
7.8    No Constructive Eviction. Tenant hereby acknowledges that, notwithstanding Tenant's occupancy of the portions of the Premises during the installation and/or construction of the Expansion Improvements, Landlord and Contractor shall be permitted to install and/or construct the Expansion Improvements during, without limitation, normal business hours, and Tenant shall cooperate with Landlord and Contractors, including, without limitation, by providing any needed access to the Premises and by providing a clear working area in the Premises (to the extent required by Landlord) for the installation and/or construction of the Expansion Improvements (including, but not limited to, the moving of Tenant's property away from the area Landlord or Contractor are installing and/or constructing the Expansion Improvements). Tenant will be responsible for moving Tenant's furniture and fixtures away from the area Landlord or Contractor installing and/or constructing the Expansion Improvements. In connection therewith, Tenant shall cooperate fully in connection with Landlord's completion of the installation and/or construction of the Expansion Improvements. Tenant hereby agrees that the installation and/or construction of the Expansion Improvements shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of rent or damages of any kind. Furthermore, Landlord shall have no responsibility, or for any reason be liable, to Tenant for any direct or indirect injury to, or interference with, Tenant's business arising from the installation and/or construction of the Expansion Improvements, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant's furniture, fixtures or personal property or improvements resulting from the installation and/or construction of the Expansion Improvements or Landlord's actions in connection with the installation and/or construction of the Expansion Improvements or for any inconvenience or annoyance occasioned by the installation and/or construction of the Expansion Improvements or Landlord's actions in connection with the installation and/or construction of the Expansion Improvements. Landlord shall use commercially reasonable efforts to perform the Expansion Improvements in a manner designed to minimize interference with Tenant's use of and access to the Premises.

EXHIBIT B -5-

SCHEDULE 2
APPROVED WORKING DRAWINGS

DERMTECH - PHASE 3 & 4
TENANT IMPROVEMENT

12340 EL CAMINO REAL
SAN DIEGO, CALIFORNIA

PRE-CONSTRUCTION NOTES

1. PRIOR TO START OF CONSTRUCTION, A PRE-CONSTRUCTION MEETING IS TO BE HELD INCLUDING A RESPONSIBLE REPRESENTATIVE OF THE ARCHITECT, THE OWNER AND THE GENERAL CONTRACTOR. THE DISCUSSION WILL BE IN REGARDS TO THE ARCHITECT OWNER CONTRACTOR (AOC) CORRESPONDENCE PROCESSES AND PROCEDURES. AT A MINIMUM, THE FOLLOWING IS TO BE DISCUSSED:
2. AOC REGULARLY SCHEDULED MEETINGS
   - 2.1 WHEN
   - 2.2 WHERE
   - 2.3 HOW OFTEN
   - 2.4 IN PERSON VERSUS CONFERENCE CALLS
   - 2.5 APPROXIMATE ALLOTTED TIME PER MEETING
3. CONSTRUCTION MEETING MINUTES
   - 3.1 FORMAT FOR THE MINUTES
   - 3.2 CONTRACTOR TO AUTHOR THE MINUTES
4. FORMAL CHANGES IN THE WORK
   - 4.1 ADDENDA AND BULLETINS ISSUED BY THE ARCHITECT
   - 4.2 CHANGE ORDER REQUESTS ISSUED BY THE CONTRACTOR
   - 4.3 CHANGE ORDERS ISSUED BY THE CONTRACTOR
   - 4.4 TRACKING MECHANISMS
5. REQUESTS FOR INFORMATION PROCESS
   - 5.1 TRACKING MECHANISM
   - 5.2 DEFINE CC RECIPIENT LIST
   - 5.3 STANDARD RESPONSE TIMES (3-5 WORKING DAYS IS STANDARD)
6. SUBMITTAL PROCESS
   - 6.1 TRACKING MECHANISM
   - 6.2 SEQUENCE SCHEDULE BY THE CONTRACTOR
   - 6.3 DEFINE CC RECIPIENT LIST
   - 6.4 STAMPED REVIEWED AND APPROVED BY CONTRACTOR PRIOR TO SUBMISSION
   - 6.5 NON-REQUESTED SUBMITTALS MAY NOT BE REVIEWED
   - 6.6 STANDARD RESPONSE TIMES (7-10 WORKING DAYS IS STANDARD)
7. SUBSTITUTIONS
   - 7.1 REQUEST FORMS WITH REASONS AND BENEFIT FOR SUBSTITUTION
8. PAYMENT APPLICATIONS
   - 8.1 PROCESS
   - 8.2 SUBMITTAL DATE
   - 8.3 ANTICIPATED TURN-AROUND
9. PUNCH LISTS
   - 9.1 ONLY ONE PUNCH WALK TO BE PROVIDED BY DESIGN TEAM
   - 9.2 CONTRACTOR TO PUNCH AND MAKE CORRECTIONS OR CREATE A MINIMAL LIST OF CORRECTIONS PRIOR TO DESIGN TEAM PUNCH
   - 9.3 A FINAL WALK WILL OCCUR ONLY IF THE ARCHITECT IS CONTRACTED TO DO SO.

G.C. INSTRUCTIONS

SUBMITTALS

1. AT THE START OF JOB PROVIDE A SCHEDULE OF ALL ANTICIPATED SUBMITTALS AND DATES. FLAG SUBMITTALS WHICH ARE OR COULD BE CRITICAL PATH. FLAG SUBMITTALS THAT WILL BE REQUESTED TO BE EXPEDITED FASTER THAN THE STANDARD 7-10 DAYS.
2. A SUBMITTAL LOG IS TO BE MAINTAINED BY THE GENERAL CONTRACTOR AND A CURRENT COPY IS TO BE INCLUDED WITH EACH SUBMISSION.
3. ALL SUBMITTALS MUST BE REVIEWED AND APPROVED WITH A STAMP AND SIGNATURE BY THE GENERAL CONTRACTOR PRIOR TO SUBMISSION. THE REVIEW WILL INCLUDE BUT NOT BE LIMITED TO:
   - 3.1 CONFIRMING THAT THE SUBMITTAL MEETS THE REQUIREMENTS OF THE CONTRACT DOCUMENTS
   - 3.2 COORDINATION HAS TAKEN PLACE WITH ALL INTERCONNECTING TRADES
   - 3.3 THE SUBMITTAL IS COMPLETE AND COMPREHENSIVE
   - 3.4 REQUESTS ON SUBMITTALS FOR DIMENSIONS WHICH CAN BE DISCERNABLE THROUGH MATHEMATICAL MEANS FROM INFORMATION ALREADY PROVIDED ON THE CONTRACT DOCUMENTS WILL NOT BE PROVIDED.
   - 3.5 SUBMITTALS SHALL BE IN ELECTRONIC FORMAT UNLESS PHYSICAL SAMPLES ARE REQUESTED.
4. SUBMITTALS NOT REQUESTED BY THE CONTRACT DOCUMENTS MAY OR MAY NOT BE REVIEWED AT THE DESIGN TEAM'S DISCRETION.
5. SUBMITTALS ARE TO BE ROUTED THROUGH THE ARCHITECT AND ARE NOT TO BE SENT DIRECTLY TO ARCHITECT'S CONSULTANTS UNLESS SPECIFICALLY AUTHORIZED BY THE ARCHITECT.
6. MINOR CHANGES IN THE WORK MAY OCCUR AS A RESULT OF THE DESIGN TEAM'S REVIEW. IF A CHANGE RESULTS IN MODIFICATIONS TO THE CONTRACT PRICE OR SCHEDULE, THE CONTRACTOR WILL ISSUE A CHANGE ORDER REQUEST FOR REVIEW AND APPROVAL BY THE OWNER AND ARCHITECT PRIOR TO PROCEEDING.

REQUESTS FOR INFORMATION (RFI's)

1. THE GENERAL CONTRACTOR IS TO REVIEW ALL PROSPECTIVE RFI's AND MAKE EVERY EFFORT TO ANSWER THEM BEFORE SUBMITTING TO THE DESIGN TEAM.
2. MINOR CHANGES IN THE WORK MAY OCCUR AS A RESULT OF THE DESIGN TEAM'S REVIEW. IF A CHANGE RESULTS IN MODIFICATIONS TO THE CONTRACT PRICE OR SCHEDULE, THE CONTRACTOR WILL ISSUE A CHANGE ORDER REQUEST FOR REVIEW AND APPROVAL BY THE OWNER AND ARCHITECT PRIOR TO PROCEEDING.
3. AN RFI LOG IS TO BE MAINTAINED BY THE GENERAL CONTRACTOR AND A CURRENT COPY IS TO BE INCLUDED WITH EACH RFI SUBMISSION ALONG WITH ANY CRITICAL RESPONSE DUE DATES.
4. RFI's REGARDING METHODS AND MEANS OF CONSTRUCTION WILL NOT BE REVIEWED AND WILL BE REMOVED FROM THE RFI LOG.

CHANGE ORDERS

1. A COMPLETE SCHEDULE OF VALUES OF THE BASE CONTRACT IS TO BE PROVIDED TO THE OWNER AND ARCHITECT PRIOR TO THE START OF ANY WORK.
2. ALL CHANGE ORDER REQUESTS ARE TO BE REVIEWED AND APPROVED BY THE OWNER AND ARCHITECT PRIOR TO SUBMISSION OF A CHANGE ORDER.
3. CHANGE ORDER REQUESTS ARE TO INCLUDE A COMPLETE BREAKDOWN BY TRADE ALONG WITH TRADE BACKUP AND UNIT PRICING WHERE APPLICABLE.
4. A CHANGE ORDER REQUEST AND CHANGE ORDER LOG IS TO BE MAINTAINED BY THE GENERAL CONTRACTOR AND SUBMITTED ALONG WITH EACH CHANGE ORDER REQUEST.

PROJECT SCHEDULE

1. A COMPLETE CONSTRUCTION SCHEDULE OF ALL PORTIONS OF THE WORK TO BE PROVIDED TO THE OWNER AND ARCHITECT PRIOR TO START OF ANY WORK.
2. THE SCHEDULE SHALL NOT EXCEED TIME LIMITS CURRENT UNDER THE CONTRACT DOCUMENTS.
3. THE SCHEDULE SHALL BE REVISED AT APPROPRIATE INTERVALS AS REQUIRED BY THE CONDITIONS OF THE WORK AND PROJECT AND THE CONTRACTOR SHALL NOTIFY THE OWNER AND ARCHITECT IF FOR ANY REASON THE SCHEDULE IS EXTENDED.
4. A THREE WEEK LOOK-AHEAD SHALL BE REVIEWED REGULARLY AT EACH AOC MEETING WHICH WILL BE IN LINE WITH THE OVERALL CONSTRUCTION SCHEDULE.

LOCATION MAP

PROJECT SITE
NO SCALE

RESPONSIBILITY MATRIX

ABBREVIATIONS LEGEND:
REQ'D (REQUIRED): NEEDED FOR THE PROJECT | WM: WARE MALCOMB | TT: TENANT | LL: OWNER/LANDLORD | GC: GENERAL CONTRACTOR

REQ'D Y	REQ'D N	ARCHITECTURE, ENGINEERING, DESIGN	CONTRACTED BY WM	GC	TT	LL	COMMENTS
X		ARCHITECTURE - INTERIOR	X				
X		MECHANICAL ENGINEERING		X			
X		PLUMBING ENGINEERING		X			
X		ELECTRICAL ENGINEERING		X			

REQ'D Y	REQ'D N	VENDORS / INSTALLERS	CONTR'D BY GC	TT	LL	COMMENTS / CONTACTS
X		FURNITURE		X		

PROJECT DESCRIPTION & SCOPE

PROJECT DESCRIPTION:	THE SCOPE OF THIS PROJECT IS A RENOVATION OF EXISTING WHITE BOX OFFICE SPACE WITHIN AN EXISTING OFFICE BUILDING TO INCLUDE NEW NON-LOAD BEARING PARTITIONS, CEILINGS, AND FINISHES, AND RELATED MECHANICAL, PLUMBING, AND ELECTRICAL.
OCC. CLASSIFICATION:	B - BUSINESS
SCOPE AREA(S): TENANT AREA(S): (FULL FLOOR TENANT)	FIRST FLOOR OFFICE (B) 4,575 S.F.; FIRST FLOOR LAB (B) 5,311 S.F.; ~~FIRST FLOOR STORAGE (S-1)~~; ~~TOTAL IN SCOPE~~; TOTAL FIRST FLOOR AREA 27,813 S.F.; SECOND FLOOR OFFICE (B) 5,021 S.F.; SECOND FLOOR LAB (B) 11,300 S.F.; ~~SECOND FLOOR STORAGE (S-1)~~ 122; ~~TOTAL IN SCOPE~~; TOTAL SECOND FLOOR AREA; THIRD FLOOR OFFICE (B) 20,656 S.F.; THIRD FLOOR STORAGE (S-1) 601 S.F.; TOTAL IN SCOPE; ~~TOTAL THIRD FLOOR AREA~~; TOTAL
CHANGE IN USE:	☐ YES ☒ NO

BUILDING & CODE INFORMATION

BUILDING DEPARTMENT:	CITY OF SAN DIEGO, CALIFORNIA
APPLICABLE BUILDING CODES:	2019 CALIFORNIA BUILDING CODE 2019 CALIFORNIA MECHANICAL CODE 2019 CALIFORNIA ELECTRICAL CODE 2019 CALIFORNIA PLUMBING CODE 2019 CALIFORNIA FIRE CODE (WITH LOCAL AMENDMENTS) 2019 STATE OF CALIFORNIA ENERGY CODE 2019 STATE OF CALIFORNIA GREEN BUILDING CODE 2019 STATE OF CALIFORNIA TITLE 24 ACCESSIBILITY STANDARDS
BUILDING TYPE:	II-A
NUMBER OF STORIES:	4
YEAR BUILT:	2001
OCCUPANCY CLASS:	B / S-1 (EXISTING)
SEPARATIONS:	☒ YES ☐ NO
FIRE SPRINKLERS:	☒ YES ☐ NO
FIRE ALARM:	☐ YES ☒ NO
ACCESSOR'S PARCEL #:	[illegible]
LEGAL DESCRIPTION:	LOT 28 OF EMPLOYMENT CENTER DEVELOPMENT UNIT NO. 3C, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO MAP THEREOF NO. [illegible] FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY FEBRUARY 26, [illegible].
BLOCK/LOT:	28
SITE DATA	EXISTING BUILDING 1 AREA (4 FLOORS) [illegible] S.F.; EXISTING PARKING REQUIRED [illegible] OFFICE; EXISTING OFFICE [illegible] REQUIRED; EXISTING BUILDING 1; EXISTING STANDARD PARKING PROVIDED [illegible] STALLS; EXISTING ACCESSIBLE PARKING PROVIDED [illegible] STALLS; EXISTING TOTAL PARKING PROVIDED [illegible] STALLS; EXISTING STANDARD PARKING REMOVED [illegible] STALLS; REVISED TOTAL PARKING PROVIDED [illegible] STALLS; TOTAL RELOCATED ACCESSIBLE PARKING [illegible] STALLS; TOTAL RELOCATED EV CHARGING PARKING [illegible] STALLS

PROJECT DIRECTORY

ARCHITECT

WARE MALCOMB
3911 SORRENTO VALLEY BLVD, #130
SAN DIEGO, CA 92121
PRIMARY CONTACT: HEATHER MERTES
ALTERNATE CONTACT: BRYAN MARDA

BUILDING OWNER

OWNER COMPANY NAME
KILROY REALTY CORPORATION
3611 VALLEY CENTRE DRIVE
SUITE 300
SAN DIEGO, CA 92130
PRIMARY CONTACT: ROBERT CHAMBERS
ALTERNATE CONTACT: DEANNA DE LA FUENTE

ARCHITECT'S CONSULTANTS

STRUCTURAL ENGINEER
Coffman Engineers, Inc.
1455 Frazee Road
Suite 600
San Diego, CA 92108
PRIMARY CONTACT: MIKE WEST
EMAIL: MIKE.WEST@COFFMAN.COM
ALTERNATE CONTACT:

MECHANICAL & PLUMBING ENGINEER
CKG Consulting Group, Inc.
PRIMARY CONTACT: MICHAEL CARLOMAGNO
ALTERNATE CONTACT:

ELECTRICAL ENGINEER
MPE Consulting
PRIMARY CONTACT: LUIS LOPEZ
ALTERNATE CONTACT:

TENANT

TENANT
DERMTECH
12340 EL CAMINO REAL
SUITE 325
SAN DIEGO, CA 92130
PRIMARY CONTACT: KEVIN SUN
ALTERNATE CONTACT: MARTIN LOWE

TENANT (CONSTRUCTION MANAGER)
CUSHMAN & WAKEFIELD
12830 EL CAMINO REAL
SUITE 100
SAN DIEGO, CA 92130
PRIMARY CONTACT: DONNA WALTON
ALTERNATE CONTACT:

SHEET INDEX

SHEET ISSUED ON DATE INDICATED, WITH MODIFICATIONS ●
SHEET ISSUED ON DATE INDICATED, NO MODIFICATIONS ○

ARCHITECTURAL

- TITLE SHEET
- PROJECT DATA
- GENERAL NOTES
- ACCESSIBILITY DETAILS
- ACCESSIBILITY DETAILS
- CAL GREEN NOTES
- CAL GREEN NOTES & STORM WATER CHECKLIST
- FIRST FLOOR - OCCUPANCY AND EGRESS PLAN
- SECOND FLOOR - OCCUPANCY AND EGRESS PLAN
- THIRD FLOOR - OCCUPANCY AND EGRESS PLAN
- BASEMENT - DEMOLITION FLOOR PLAN
- FIRST FLOOR - DEMOLITION FLOOR PLAN
- FIRST FLOOR - DEMOLITION REFLECTED CEILING PLAN
- SECOND FLOOR - DEMOLITION FLOOR PLAN
- SECOND FLOOR - DEMOLITION REFLECTED CEILING PLAN
- THIRD FLOOR - DEMOLITION FLOOR PLAN
- THIRD FLOOR - DEMOLITION REFLECTED CEILING PLAN
- OVERALL SITE PLAN
- ENLARGED SITE PLANS
- BASEMENT - FLOOR PLAN
- FIRST FLOOR - FLOOR PLAN
- SECOND FLOOR - FLOOR PLAN
- THIRD FLOOR - FLOOR PLAN
- THIRD FLOOR - ENLARGED FLOOR PLANS
- FIRST FLOOR - ENLARGED FLOOR PLAN AND ELEVATIONS
- FIRST FLOOR - ENLARGED LAB CASEWORK PLAN
- SECOND FLOOR - ENLARGED LAB CASEWORK PLAN
- SECOND FLOOR - ENLARGED LAB CASEWORK PLAN II
- SECOND FLOOR - ENLARGED LAB CASEWORK PLAN MOBILE
- ROOF PLAN
- FIRST FLOOR - ENLARGED ROOF PLAN
- BUILDING SECTIONS
- FIRST FLOOR - REFLECTED CEILING PLAN
- SECOND FLOOR - REFLECTED CEILING PLAN
- THIRD FLOOR - REFLECTED CEILING PLAN
- FIRST FLOOR - FINISH PLAN
- SECOND FLOOR - FINISH PLAN
- THIRD FLOOR - FINISH PLAN
- INTERIOR ELEVATIONS
- DOOR SCHEDULE
- DOOR HARDWARE
- DETAILS
- DETAILS
- DETAILS
- CASEWORK SCHEDULE
- DETAILS
- DETAILS
- DETAILS

ARCHITECTURAL SHEET COUNT: 48

STRUCTURAL

- STRUCTURAL NOTES
- SPECIAL INSPECTION
- TYPICAL DETAILS
- TYPICAL DETAILS
- TYPICAL DETAILS
- FIRST FLOOR FRAMING PLAN
- SECOND FLOOR FRAMING PLAN
- THIRD FLOOR FRAMING PLAN
- FOURTH FLOOR FRAMING PLAN
- ROOF FRAMING PLAN
- MECHANICAL DETAILS
- STRUCTURAL DETAILS

STRUCTURAL SHEET COUNT: 12

MECHANICAL

- MECHANICAL LEGEND, NOTES AND SYMBOLS
- MECHANICAL SCHEDULES
- MECHANICAL SCHEDULES
- MECHANICAL FIRST FLOOR DEMOLITION PLAN
- MECHANICAL FIRST FLOOR PLAN
- MECHANICAL SECOND FLOOR PLAN
- MECHANICAL ROOF PLAN
- MECHANICAL FIRST FLOOR ZONING PLAN
- MECHANICAL SECOND FLOOR ZONING PLAN

MECHANICAL SHEET COUNT: 9

PLUMBING

- PLUMBING LEGEND, NOTES, SCHEDULES AND SYMBOLS
- PLUMBING FIRST FLOOR WASTE AND VENT PLAN
- PLUMBING SECOND FLOOR WASTE AND VENT PLAN
- PLUMBING FIRST FLOOR WATER AND GAS PLAN
- PLUMBING SECOND FLOOR WATER AND GAS PLAN
- PLUMBING DETAILS

PLUMBING SHEET COUNT: 6

ELECTRICAL

- NOTE SHEET
- LIGHTING DETAIL SHEET
- TITLE 24
- BASEMENT ELECTRICAL PLAN
- FIRST FLOOR LIGHTING PLAN
- SECOND FLOOR LIGHTING PLAN
- FIRST FLOOR POWER PLAN
- SECOND FLOOR POWER PLAN
- FIRST FLOOR MECHANICAL PLAN
- SECOND FLOOR MECHANICAL PLAN
- SINGLE LINE DIAGRAM
- PANEL SCHEDULES
- PANEL SCHEDULES

ELECTRICAL SHEET COUNT: 13

WARE MALCOMB
ARCHITECTURE | PLANNING | INTERIORS | CIVIL ENGINEERING | BRANDING | BUILDING MEASUREMENT

DERMTECH - PHASE 3 & 4
12340 EL CAMINO REAL
SAN DIEGO, CALIFORNIA

TITLE SHEET

SHEET
A01

SCHEDULE 2 -1-

SCHEDULE 2
APPROVED PRICING PLAN

OCCUPANCY AND EGRESS PLAN - FIRST FLOOR

EGRESS PLAN NOTES

OCC. TYPE PATTERN LEGEND

KEYNOTES:

LEGEND

RESTROOM SUMMARY

"I AM THE DESIGNER/OWNER IN RESPONSIBLE CHARGE OF THIS TENANT IMPROVEMENT PROJECT. I HAVE INSPECTED THE TOILET AND BATHING FACILITIES FOR MEN AND WOMEN, AND DETERMINED THAT THE CONDITIONS ARE IN FULL COMPLIANCE WITH CURRENT ACCESSIBILITY REQUIREMENTS TO THE EXTENT REQUIRED BY LAW."

SIGNATURE: [signature]

PRINT NAME: Rob Chambers

DATE: 5/12/21

MAX. TRAVEL DISTANCE TO EXITS

WARE MALCOMB

DERMTECH - PHASE 3 & 4

12340 EL CAMINO REAL
SAN DIEGO, CALIFORNIA

FIRST FLOOR - OCCUPANCY AND EGRESS PLAN

SHEET A05A

SCHEDULE 2 -1-

SCHEDULE 3
COST ESTIMATE

SCHEDULE 3 -1-

KILROY REALTY CORPORATION

PROJECT DETAIL BUDGET
Cost Proposal #1
DermTech
12340 El Camino Real
San Diego, CA

Project Number:		*Construction Commencement:*	*mm/dd/yy*
Phase 1	*103301-RD-000*		
Phase 2	*103301-RD-400*		
Phase 3	*103301-RD-100*		
Phase 4	*103301-RD-300*		
Project Manager:	*RC*	*ESTIMATED Substantial Completion:*	*mm/dd/yy*
PDB Prep. Date:	*6/28/2021*	*ACTUAL Substantial Completion:*	*mm/dd/yy*
Revision Date:	*1/19/2022*	*Premises RSF:*	*95,997*
		Premises USF:	*76,012*

Budget Detail

Date	Soft Costs			Unit Costs	$/RSF
	Architectural Agreement				
	Ware Malcomb				
All phases	Space plan		14,399.55		
Phase 3	Grade Level Loading/Entry		30,450.00		
Phase 1	Suite #325		8,003.00		
Phase 2	Suite #400		72,374.00		
Phase 3	Suite #100,200,250		216,600.00		
Phase 4	Suite 110,300,310,350,375		69,394.00		
	Visioning		excluded		
	Accessibility Survey		excluded		
	Equipment coordination		excluded		
	Furniture coordination		excluded		
	Full ground floor expansion into parking garage		excluded		
	Base Agreement	$	411,220.55		
	ASA # 1 - Structural	$	46,800.00		
	ASA #2 - AHU structural redesign	$	3,600.00		
	Subtotal Architecture:			$ ***461,620.55***	
	Electrical Agreement				
	MPE				
Phase 2	4th Floor - Electrical engineering		14,700.00		
	Base Agreement	$	14,700.00		
Phase 3 & 4	ASA # 1 - Phase 3 & 4 Elec Engineering	$	80,500.00		
	Subtotal Engineering:			$ ***95,200.00***	
	Mech & Plumbing Agreement				
	CGK				
Phase 2	4th Floor - Mech and plumbing engineering		26,445.00		
	Base Agreement	$	26,445.00		
Phase 3 & 4	ASA # 1 - Phase 3&4 M/P Engineering	$	126,195.00		
	Subtotal Mech * Plumbing:			$ ***152,640.00***	
	Fire Sprinkler Agreement				
	Schmidt Fire Protection				
Phase2	4th Floor Fire suppression design		5,600.00		
	Base Agreement	$	5,600.00		
	ASA # 1	$	-		
	Subtotal Architecture:			$ ***5,600.00***

SCHEDULE 3 -2-

SCHEDULE 3 -3-

KILROY REALTY CORPORATION

PROJECT DETAIL BUDGET
Cost Proposal #1
DermTech
12340 El Camino Real
San Diego, CA

Project Number:		*Construction Commencement:*	*mm/dd/yy*
Phase 1	*103301-RD-000*		
Phase 2	*103301-RD-400*		
Phase 3	*103301-RD-100*		
Phase 4	*103301-RD-300*		
Project Manager:	*RC*	*ESTIMATED Substantial Completion:*	*mm/dd/yy*
PDB Prep. Date:	*6/28/2021*	*ACTUAL Substantial Completion:*	*mm/dd/yy*
Revision Date:	*1/19/2022*	*Premises RSF:*	*95,997*
		Premises USF:	*76,012*

Phase 1	***Prime Contract - Phase 1 #325***				
	CBI				
	Subtrades	$	95,340.00		
	General Conditions	$	10,200.00		
	Contractor Insurance	$	1,055.00		
	Contractor Fee	$	5,330.00		
	Base Bid	$	111,925.00		
	Add Alts	$	-		
	- $ -				
	Adjusted Base Contract	$	111,925.00		
	PCO #1				
	- $ -				
	Total Contract			**$**	**111,925.00**
Phase 2	***Prime Contract - Phase 2 4th Floor***				
	C2				
	Demolition	$	8,988.00		
	X-ray	$	3,500.00		
	Drywall and Metal Studs	$	267,023.00		
	Door / Frames	$	135,591.00		
	Glass / Glazing	$	91,540.00		
	3M Film Per RFI		included		
	Roller shades at exterior windows	$	37,042.00		
	Misc. white board install	$	3,500.00		
	Acoustical Ceilings	$	125,395.00		
	Sound Baffles & acoustical panels	$	192,919.00		
	Insulation	$	10,225.00		
	Paint and Wall Coverings	$	37,193.00		
	Carpet and Flooring	$	143,698.00		
	Millwork	$	131,606.00		
	Accessories / Appliances	$	11,684.00		
	Mechanical	$	213,453.00		
	Electrical	$	479,009.00		
	Plumbing	$	29,517.00		
	Fire Life Safety		Included		
	Fire Extinguishers	$	1,974.00		
	Fire Sprinklers	$	83,974.00		
	Fire suppression system	$	22,655.00		
	Clean up	$	15,719.00		
	General Conditions & General Requirements	$	88,320.00		
	Insurance	$	25,614.00		
	Contractor Fee	$	64,804.00		
	Base Bid	$	2,224,943.00		
	Add Alts	$	-		
	- $ -				
	Adjusted Base Contract	$	2,224,943.00

SCHEDULE 3 -4-

KILROY REALTY CORPORATION

PROJECT DETAIL BUDGET
Cost Proposal #1
DermTech
12340 El Camino Real
San Diego, CA

Project Number:				*Construction Commencement:*	*mm/dd/yy*
Phase 1	*103301-RD-000*				
Phase 2	*103301-RD-400*				
Phase 3	*103301-RD-100*				
Phase 4	*103301-RD-300*				
Project Manager:	*RC*			*ESTIMATED Substantial Completion:*	*mm/dd/yy*
PDB Prep. Date:	*6/28/2021*			*ACTUAL Substantial Completion:*	*mm/dd/yy*
Revision Date:	*1/19/2022*			*Premises RSF:*	*95,997*
				Premises USF:	*76,012*

		PCO #1		$ 794,201.00	
	1	Generator	$ 395,586.00		
	2	Roof Steel	$ 108,240.00		
	3	IFC set reconciliation	$ 290,375.00		
		-	$ -		
		PCO #2		$ 49,818.00	
approved	4	Lighting package reconciliation	$ 12,693.00		
approved	5	Phase 3/4 HVAC piping	$ 37,125.00		
		Restroom upgrades throughout	rejected		
		-	$ -		
		Total Contract			$ 3,068,962.00

Prime Contract - Phase 3 - Lab spaces 1st and 2nd Floor

C2			
Demolition		$ 369,036.00	
Sitework		$ 54,770.00	
Concrete		$ 376,432.00	
Superstructure		$ 450,177.00	
Exterior		$ 948,559.00	
Roofing		$ 98,099.00	
Interior Construction		$ 2,413,856.00	
Special Construction		$ 1,301,172.00	
Plumbing		$ 320,379.00	
Fire Protection		$ 138,741.00	
Mechanical		$ 3,612,762.00	
Electrical		$ 1,671,922.00	
Job site Mgmt.		$ 150,150.00	
Project Requirements		$ 108,550.00	
Projected VE savings		$ (522,113.00)	
Insurance		$ 137,910.00	
Fee		$ 348,912.00	
Base Bid		$ 11,979,314.00	
Add Alts		$ -	
	$ -		
-	$ -		
-	$ -		
Adjusted Base Contract		$ 11,979,314.00	
PCO #1		$ -	
-	$ -		
-	$ -		
PCO #2		$ -	
-	$ -		
-	$ -		
Total Contract			$ 11,979,314.00

SCHEDULE 3 -5-

KILROY REALTY CORPORATION

PROJECT DETAIL BUDGET
Cost Proposal #1
DermTech
12340 El Camino Real
San Diego, CA

Project Number:		Construction Commencement:	mm/dd/yy
Phase 1	103301-RD-000		
Phase 2	103301-RD-400		
Phase 3	103301-RD-100		
Phase 4	103301-RD-300		
Project Manager:	RC	ESTIMATED Substantial Completion:	mm/dd/yy
PDB Prep. Date:	6/28/2021	ACTUAL Substantial Completion:	mm/dd/yy
Revision Date:	1/19/2022	Premises RSF:	95,997
		Premises USF:	76,012

Prime Contract - Phase 4 - 3rd Floor office buildout						
C2 - BUDGET						
Subtrades			$	-		
General Conditions			$	-		
Contractor Insurance			$	-		
Contractor Fee			$	325,000.00		
Base Bid			$	325,000.00		
Add Alts			$	-		
	$	-				
-	$	-				
-	$	-				
Adjusted Base Contract			$	325,000.00		
PCO #1			$	-		
-	$	-				
-	$	-				
PCO #2			$	-		
-	$	-				
-	$	-				
Total Contract					$	325,000.00
Prime Contract - Exterior Generator enclosure						
C2						
Demolition			$	12,000.00		
Site work			$	125,681.00		
Concrete			$	97,548.00		
Misc. Metals / Steel			$	12,068.00		
Electrical			$	72,275.00		
Insurance			$	3,835.00		
Contractor Fee			$	9,702.00		
Base Bid			$	333,109.00		
Add Alts			$	-		
-	$	-				
-	$	-				
Adjusted Base Contract			$	333,109.00		
PCO #1			$	-		
-	$	-				
-	$	-				
PCO #2			$	-		
-	$	-				
-	$	-				
Total Contract					$	333,109.00
Main lobby security build out allowance					$	20,000.00
Hard Cost Contingency		5%			$	786,319.25

Hard Construction Costs	$	16,624,629.25

SCHEDULE 3 -6-

SCHEDULE 3 -7-